UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2018

Commission	Name of Registrant, State of Incorporation,	IRS Employer
File Number	Address of Principal Executive Offices and Telephone Number	Identification Number
1-9894	ALLIANT ENERGY CORPORATION	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608)458-3311

1-4117	INTERSTATE POWER AND LIGHT COMPANY	42-0331370
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319)786-4411

0-337	WISCONSIN POWER AND LIGHT COMPANY	39-0714890
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608)458-3311

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On July 25, 2018, the Boards of Directors (the “Boards”) of Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company (collectively, the “Companies”) appointed Roger K. Newport as a member of the Boards effective July 25, 2018.
Mr. Newport, 53, has served as Chief Executive Officer of AK Steel Holding Corporation since January 2016. Prior to that, Mr. Newport served as Executive Vice President, Finance and Chief Financial Officer since May 2015, as Senior Vice President, Finance and Chief Financial Officer since May 2014, and as Vice President, Finance and Chief Financial Officer since May 2012. Prior to that, Mr. Newport served in a variety of other leadership positions since joining AK Steel in 1985, including Vice President—Business Planning and Development, Controller and Chief Accounting Officer, Assistant Treasurer, Investor Relations, Manager—Financial Planning and Analysis and Product Manager.
Mr. Newport will serve on the Audit Committee and the Operations Committee of each Board. He will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices as described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 9, 2018.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 25, 2018, the Boards of the Companies approved the Amended and Restated Bylaws of the Companies, effective July 25, 2018. The Companies amended Section 4.4 of the existing bylaws to provide that, after attaining the age of seventy, a current member of the Boards may continue to serve for the remainder of term he or she is currently serving. Copies of the Amended and Restated Bylaws of Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company are included as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Description
(3.1)	Amended and Restated Bylaws of Alliant Energy Corporation, effective July 25, 2018
(3.2)	Amended and Restated Bylaws of Interstate Power and Light Company, effective July 25, 2018
(3.3)	Amended and Restated Bylaws of Wisconsin Power and Light Company, effective July 25, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ALLIANT ENERGY CORPORATION

Date: July 25, 2018	By:/s/ James H. Gallegos
James H. Gallegos
Senior Vice President, General Counsel & Corporate Secretary

INTERSTATE POWER AND LIGHT COMPANY

Date: July 25, 2018	By:/s/ James H. Gallegos
James H. Gallegos
Senior Vice President, General Counsel & Corporate Secretary

WISCONSIN POWER AND LIGHT COMPANY

Date: July 25, 2018	By:/s/ James H. Gallegos
James H. Gallegos
Senior Vice President, General Counsel & Corporate Secretary